UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 30, 2026

Perrigo Company plc

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland D02 TY74

+353 1 7094000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, €0.001 par value	PRGO	New York Stock Exchange
4.900% Notes due 2030	PRGO30	New York Stock Exchange
6.125% Notes due 2032	PRGO32A	New York Stock Exchange
5.375% Notes due 2032	PRGO32B	New York Stock Exchange
5.300% Notes due 2043	PRGO43	New York Stock Exchange
4.900% Notes due 2044	PRGO44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2026, Perrigo Company plc (the “Company”) held its 2026 Annual General Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the results of which are set forth in Item 5.07 below, the Company’s shareholders approved the Perrigo Company plc 2026 Long-Term Incentive Plan (the “2026 Plan”). The 2026 Plan was previously approved by the Company’s Board of Directors (the “Board”) on February 18, 2026, subject to shareholder approval at the Annual Meeting. The 2026 Plan became effective immediately upon approval by the Company’s shareholders and replaces the Perrigo Company plc 2019 Long-Term Incentive Plan, as amended. The material terms of the 2026 Plan are described in “Proposal 4 - Approval of the 2026 Long-Term Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A, as supplemented by the DEFA 14A, which was filed with the Securities and Exchange Commission on March 20, 2026 and is incorporated herein by reference.

The foregoing description of the 2026 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2026 Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the following matters:

1.	Election of directors to hold office until the 2027 Annual General Meeting of Shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes

Bradley A. Alford	105,969,898	1,290,063	27,752	8,926,588

Orlando D. Ashford	95,646,295	11,591,846	49,572	8,926,588

Julia M. Brown	101,052,669	5,751,749	483,295	8,926,588

Kevin Egan	106,601,125	647,205	39,383	8,926,588

Patrick Lockwood-Taylor	106,442,547	808,941	36,225	8,926,588

Albert A. Manzone	92,116,246	15,132,058	39,409	8,926,588

Donal O’Connor	106,175,693	1,049,777	62,243	8,926,588

Geoffrey M. Parker	106,350,338	897,163	40,212	8,926,588

Jonas Samuelson	103,832,794	3,410,983	43,936	8,926,588

2.

Ratify, in a non-binding advisory vote, the appointment of Ernst & Young LLP as the Company’s independent auditor for the year ending December 31, 2026, and authorize, the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor:

For	Against	Abstain	Broker Non-Votes
113,450,862	2,682,439	81,000	—

3.	Advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
105,407,787	1,748,436	131,490	8,926,588

4.	Approve the 2026 Plan:

For	Against	Abstain	Broker Non-Votes
101,486,928	5,721,273	79,512	8,926,588

5.	Renew the Board’s authority to issue shares under Irish law:

For	Against	Abstain	Broker Non-Votes
115,179,070	949,911	85,320	—

6.	Renew the Board’s authority to opt-out of statutory pre-emption rights under Irish law:

For	Against	Abstain	Broker Non-Votes
111,150,726	4,943,238	120,337	—

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Perrigo Company plc 2026 Long-Term Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

PERRIGO COMPANY PLC

	By:	/s/ Charles Atkinson
Dated: May 5, 2026		Charles Atkinson
Executive Vice President, General Counsel & Company Secretary